UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2025

Opus Genetics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34079	11-3516358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Davis Drive Durham, NC	27709
(Address of principal executive offices)	(Zip Code)

(984) 884-6030
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2025 annual meeting of stockholders (the “Annual Meeting”) of Opus Genetics, Inc. (the “Company”), held on April 30, 2025, the Company’s stockholders (i) elected nine directors to the board of directors of the Company, each to serve a one-year term until the Company’s 2026 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, or removal (the “Board Election Proposal”), (ii) ratified the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”), (iii) approved, on an advisory basis, of the compensation of the Company’s named executive officers (the “Say-On-Pay Proposal”), (iv) approved, pursuant to the Nasdaq listing rules, the conversion of the Company’s Series A Preferred Stock into shares of the Company’s Common Stock (the “Conversion Proposal”), and (v) approved one or more adjournments of the Annual Meeting to solicit additional proxies, if necessary (the “Adjournment Proposal”). Because the Conversion Proposal passed, the Adjournment Proposal was deemed moot even though it also passed.

The results of the voting at the Annual Meeting are shown below:

Proposal 1 – Board Election Proposal:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Sean Ainsworth	21,199,358	3,038,608	7,906,976
Dr. Jean Bennett	21,289,305	2,948,661	7,906,976
Susan K. Benton	21,257,253	2,980,713	7,906,976
Cam Gallagher	21,167,688	3,070,278	7,906,976
Dr. Adrienne Graves	21,247,625	2,990,341	7,906,976
Dr. George Magrath	21,203,689	3,034,277	7,906,976
Dr. James S. Manuso	21,174,168	3,063,798	7,906,976
Richard Rodgers	21,191,239	3,046,727	7,906,976
Dr. Benjamin Yerxa	21,217,268	3,020,698	7,906,976

Proposal 2 – Auditor Ratification Proposal:

Votes For	Votes Against	Abstentions
30,218,819	829,754	1,096,357

Proposal 3 – Say-On-Pay Proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,400,277	3,330,593	507,116	7,906,976

Proposal 4 – Conversion Proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,749,506	2,664,423	517,399	7,906,976

Proposal 5 – Adjournment Proposal:

Votes For	Votes Against	Abstentions
25,600,451	5,346,198	1,198,283

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPUS GENETICS, INC.
Date: May 1, 2025	By:	/s/ Dr. George Magrath
Dr. George Magrath
Chief Executive Officer